Exhibit 10.33

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment (this “Amendment”) to the Credit Agreement dated January 22, 2015 among Patriot National, Inc., a Delaware corporation (“Borrower”), the Lenders (as defined therein) and BMO Harris Bank N.A., as administrative agent (as previously amended, supplemented or otherwise modified, the “Credit Agreement”) is dated as of March 3, 2016.

1.Definitions.   Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Credit Agreement.

2.Amendments to the Credit Agreement.   As of the Fourth Amendment Effective Date (defined below), Section 11.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (g), (ii) replacing the period at the end of clause (h) with “; and” and (iii) inserting the following new paragraph (i) at the end thereof:

(i)  so long as no Event of Default exists or would result from the making of such Restricted Payments, Restricted Payments made by the Borrower to repurchase Equity Interests issued by the Borrower; provided that (i) not more than 1,000,000 shares of such Equity Interests may be repurchased in any calendar month, (ii) the amount of Restricted Payments made with respect to such repurchases shall not exceed $15,000,000 in the aggregate, and (iii) no repurchases of such Equity Interests may be made after September 4, 2017.

3.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a)Authorization; No Conflict.  The execution, delivery and performance by such Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within such Loan Party’s limited liability company, limited partnership or corporate powers, as applicable, (ii) have been duly authorized by all necessary limited liability company, limited partnership or corporate action, as applicable, (iii) do not contravene (x) such Loan Party’s organizational documents or (y) any law, regulation or contractual restriction binding on or affecting such Loan Party and (iv) will not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Loan Party or any of its Subsidiaries.

(b)Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Loan Party of this Amendment.

(c)Enforceability.  This Amendment has been duly executed and delivered by such Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(d)Representations and Warranties.  On the date hereof, each representation and warranty set forth in Section 9 of the Credit Agreement, as amended by this Amendment, is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly

(e)stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

(f)No Default.  No Event of Default or Unmatured Event of Default exists or will exist after giving effect to this Amendment.

(g)No Material Adverse Effect.  Since December 31, 2014, there has been no event that constitutes or would reasonably be expected to have a Material Adverse Effect.

4.Effectiveness. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when the Administrative Agent has received each of the following, in form and substance satisfactory to the Administrative Agent:

(a)counterparts of this Amendment signed by each Loan Party, the Administrative Agent and the Required Lenders;

(b)payment of an amendment fee equal to 5 basis points on the Revolving Commitment and the Term Loans of each Lender executing this Amendment; and

(c)such other documents as the Administrative Agent or any Lender may reasonably request.

5.Continuing Effectiveness, etc.

(a)Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.  Each Loan Party affirms that after giving effect to this Amendment, the Credit Agreement, as modified hereby, and each other Loan Document to which any Loan Party is a party will remain in full force and effect and will continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except insofar as such enforcement may be limited by Debtor Relief Laws.

(b)Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.

6.Miscellaneous.  The provisions of Sections 1.2, 15.6(a), 15.7, 15.9, 15.10, 15.11, 15.12, 15.16 and 15.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PATRIOT NATIONAL, INC.

By:     /s/ Christopher A. Pesch

Name:Christopher A. Pesch
Title: Executive Vice-President

PATRIOT SERVICES, INC.

By:     /s/ Christopher A. Pesch

Name:Christopher A. Pesch
Title: Executive Vice-President

CONTEGO INVESTIGATIVE SERVICES, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT TECHNOLOGY SOLUTIONS, INC.

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

PATRIOT CAPTIVE MANAGEMENT, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

PATRIOT RISK SERVICES, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT CLAIM SERVICES, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT CARE, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT CARE MANAGEMENT, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

FORZA LIEN, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT UNDERWRITERS, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

VIKARAN TECHNOLOGY SOLUTIONS, INC.

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

TRIGEN INSURANCE SOLUTIONS, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

PATRIOT LEGAL SERVICES, INC.

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

CORPORATE CLAIMS MANAGEMENT, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

PATRIOT BENEFITS ADMINISTRATORS, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

TRIGEN HOSPITALITY GROUP, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

INSURELINX, INC.

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

CWIBENEFITS, INC.

By:     /s/ Beth A. Crews

Name:Beth A. Crews

Title: Secretary

Global HR Research, INC.

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

Patriot Risk Consultants, Inc.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

complinx insurance agency, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

PATRIOT AUDIT SERVICES, INC.

By:     /s/ Gex Richardson

Name:Gex Richardson

Title: Secretary

CONTEGO SERVICES GROUP, LLC

By:Patriot Services, Inc., its Manager

By:     /s/ Christopher A. Pesch

Name:Christopher A. Pesch
Title: Executive Vice-President

CONTEGO RECOVERY, LLC

By: Contego Services Group, LLC, its Manager

By:Patriot Services, Inc., its Manager

By:     /s/ Christopher A. Pesch

Name:Christopher A. Pesch
Title: Executive Vice-President

DECISION UR, LLC

By:	Patriot Technology Solutions, Inc., its Manager

By:     /s/ Elizabeth Hensen

Name:Elizabeth Hensen

Title: Secretary

BMO HARRIS BANK N.A., as Administrative Agent and a Lender

By:   /s/  Debra Basler

Name: Debra Basler
Title:   Managing Director

FIFTH THIRD BANK

By:   /s/  Gary LaDolcetta

Name: Gary LaDolcetta
Title:   SVP.

SUNTRUST BANK

By:

Name:

Title:

CITY NATIONAL BANK OF FLORIDA

By:   /s/ Sandra Birdsong

Name: Sandra Birdsong
Title:   Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY

By:   /s/ Michael King

Name: Michael King
Title:   Managing Director

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